EXHIBIT 10.94

                             BERNARD CHAUS, INC.
                       SUBORDINATED PROMISSORY NOTE



$208,716.00                                       August 1, 1993


     FOR VALUE RECEIVED, BERNARD CHAUS, INC., a New York corporation (the "Company"), promises to pay to the order of the Estate of Bernard Chaus (the "Holder") the principal amount of Two Hundred and Eight Thousand Seven Hundred Sixteen Dollars ($208,716), payable on July 1, 1994. The unpaid principal amount shall bear interest at the rate of ten percent (10%) per annum from and after July 1, 1993, such interest to be payable on July 1, 1994.

     All payments of principal of, and interest on, this Note shall be made in lawful money of the United States of America at the principal executive offices of the Company now located at 1410 Broadway, New York, New York 10018, or at such other location as the Holder may designate by notice hereunder.

     If the date for any payment under this Note shall be a Saturday, Sunday or a day on which banks are permitted to close in the City of New York (a "non-business day"), payment hereon shall instead be due and payable on the next succeeding day which is not a non-business day.

     This Note is one of a series of promissory notes of the same character in the aggregate principal amount of $3,040,432 issued by the Company on the date hereof (collectively, the "Notes").
The following provisions shall apply to this Note:

      1. The existence of any of the following conditions shall constitute an Event of Default:

          (A) If the Company fails to pay any installment of principal of or interest on any of the Notes when the same becomes due and payable and such failure continues for ten
     (10) days after notice to the Company of such default by any of the registered holders of the Notes.

          (B) If the Company makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts as they become due.

          (C) If the Company shall be in default in connection with any Senior Indebtedness (as such term is hereinafter defined) of the Company, and the holder of any such Senior Indebtedness shall have the right to, or shall, accelerate such Senior Indebtedness pursuant to the terms thereof.

          (D) If, under any bankruptcy or insolvency law or other law for the reorganization, arrangement, composition or similar relief or aid of debtors or creditors:

               (i) the Company is adjudicated a bankrupt, or takes or seeks to take or to have taken, or consents to the taking of, any such action with respect to it or a substantial part of its property or affairs; or

               (ii) without the consent of the Company, a court or other governmental authority of competent jurisdiction;

                    (1)  approves a petition seeking any such
               relief or aid with respect to the Company,

                    (2)  appoints a trustee, receiver, custodian
               or liquidator of the Company or of a substantial part of its property or affairs, or

                    (3)  assumes custody or control of all or a
               substantial part of the property or affairs of the Company for operation to the exclusion of the management,

          and the approval or appointment is not vacated, or the custody or control is not terminated, within sixty (60) days or stayed on appeal.


     2. If an Event of Default occurs, the unpaid balance of the principal amount of, and accrued interest to the date of declaration on, the Notes shall, upon written notice to the

Company by the registered holders owning at least 40% of the principal amount of the then outstanding Notes, become immediately due and payable, subject to the provisions of paragraph 3 hereof.

     3. (a) The Company, the Holder and all subsequent holders of this Note agree that this Note shall be subordinate and junior in right of payment, on the terms and to the extent herein provided, to all indebtedness of the Company for borrowed money or credit now or hereafter extended by Marine Midland Bank, N.A., Manufacturers Hanover Trust Company and The Philadelphia National Bank (individually, a "Bank" and collectively, the "Banks"), including without limitation, any indebtedness or obligation to the Banks secured by or made in connection with the Security and Intercreditor Agreement (the "Security Agreement"), dated as of
March 15, 1985, among the Banks and the Company (the "Senior Indebtedness"). No waiver, consent, release or failure to act by the holders of the Senior Indebtedness shall affect the subordination herein provided for.

          (b) The subordination provisions of this Note are as follows: (i) If an Event of Default (as defined in the Security Agreement or any loan agreement, note or other document hereafter evidencing the Senior Indebtedness), or any default or breach or an event which, with the giving of notice of lapse of time or both would become an Event of Default or any event giving rise to a right of acceleration, shall occur and be continuing, then each bank shall be entitled to receive payment in full of all principal of and interest on the Senior Indebtedness before any holder of this Note is entitled to receive any payment on account of principal (or premium, if any) or interest on this Note, and to that end, each Bank shall be entitled to receive, for application in payment of the Senior Indebtedness, any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of this Note, other than securities which are subordinate and junior in right of payment to the payment of the Senior Indebtedness then outstanding on the same terms or substantially the same terms as set forth in this Note; (ii) none of the Banks shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Company or anyone in custody of its properties or assets; provided, however, that the foregoing provisions are solely for the purpose of defining the relative rights of the Banks, on the one hand, and the Holder on the other hand, and that nothing herein shall impair, as between the Company and the Holder, the obligation of the Company, which shall be unconditional and absolute, to pay to the Holder the principal hereof and interest hereon in accordance with the terms of this Note, nor shall anything herein prevent the Holder or any subsequent holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the Banks under clauses (i) and (ii) above to receive in respect of the Senior Indebtedness cash, securities or other property otherwise payable or deliverable to the Holder.

     4. All acknowledgements, notices, approvals, responses, waivers and demands of any kind, which either party hereto may be required, or desires, to serve upon the other party under the terms of, or in connection with, this Note shall be in writing, and shall be served on the other party by mailing a copy thereof, postage prepaid, by certified or registered mail, addressed as follows:

     TO HOLDER:          Estate of Bernard Chaus
                         c/o Josephine Chaus, Executrix
                         c/o Bernard Chaus, Inc.
                         1410 Broadway
                         New York, New York  10018

     TO COMPANY:         Bernard Chaus, Inc.
                         800 Secaucus Road
                         Secaucus, New Jersey  07094
                         Attention:  Anthony M. Pisano
                                     Chief Financial Officer

Notice shall be deemed received on the third business day following the date of mailing. The above addresses or persons may be changed from time to time by notice served, as hereinabove provided, by the party desiring a change of address to the other party.

     5. The provisions and covenants contained herein shall inure to and be binding upon the legal representatives, successors and assigns of the parties hereto. The subordination provisions of this Note shall inure to the benefit of the Banks.

     6. The Company hereby waives diligence, presentment, protest, demand and notice of protest, default, demand, dishonor and non-payment of the Note.

     7. No delay or failure on the part of the Holder of any subsequent holder of this Note in exercising any right, remedy or option hereunder or otherwise shall operate as a waiver of such right, remedy or option; nor shall any single or partial exercise of any such right, remedy or option preclude any further exercise thereof; and no modification, alteration or change of any of the provisions hereof shall be effective unless in writing signed by the Company and the Holder of any subsequent holder of this Note and only to the extent herein set forth.

     8. The Company agrees to pay all costs of collection incurred by the older, including, without limitation, attorneys' fees and expenses and court costs.

     9. This Note and the legality, validity and performance of the terms hereof, shall be governed by and enforced, determined and construed in accordance with the laws of the State of New
York applicable to contracts, transactions and obligations entered into, and to be performed in, New York.


     10. This Note is executed and delivered by the Company in partial substitution for and replacement of the Demand Note dated June 30, 1993, in the amount of $1,520,216.00 to the order of the Estate of Bernard Chaus. The Demand Note is being cancelled simultaneously with the execution and delivery of this Note and other promissory notes of the Company relating to the balance of outstanding principal and accrued interest on the Demand Note.


                              BERNARD CHAUS, INC.


                              By:  _____________________________
                                   Anthony M. Pisano
                                   Executive Vice President
                                   Finance and Administration,
                                    Chief Financial Officer
                                    and Corporate Secretary

                       BERNARD CHAUS, INC.
                  SUBORDINATED PROMISSORY NOTE



$208,716.00                                                     August 1, 1993


        FOR VALUE RECEIVED, BERNARD CHAUS, INC., a New York corporation (the "Company"), promises to pay to the order of Josephine Chaus (the "Holder") the principal amount of Two Hundred and Eight Thousand Seven Hundred Sixteen Dollars ($208,716), payable on July 1, 1994. The unpaid principal amount shall bear interest at the rate of ten percent (10%) per annum from and after July 1, 1993, such interest to be payable on July 1, 1994.

        All payments of principal of, and interest on, this Note shall be made in lawful money of the United States of America at the principal executive offices of the Company now located at 1410 Broadway, New York, New York 10018, or at such other location as the Holder may designate by notice hereunder.

        If the date for any payment under this Note shall be a Saturday, Sunday or a day on which banks are permitted to close in the City of New York (a "non-business day"), payment hereon shall instead be due and payable on the next succeeding day which is not a non-business day.

        This Note is one of a series of promissory notes of the same character in the aggregate principal amount of $3,040,432 issued by the Company on the date hereof (collectively, the "Notes"). The following provisions shall apply to this Note:

        1. The existence of any of the following conditions shall constitute an Event of Default:

                (a) If the Company fails to pay any installment of principal of or interest on any of the Notes when the same becomes due and payable and such failure continues for ten (10) days after notice to the Company of such default by any of the registered holders of the Notes.

                (b) If the Company makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts as they become due.

                (c) If the Company shall be in default in connection with any Senior Indebtedness (as such term is hereinafter defined) of the Company, and the holder of any such Senior Indebtedness shall have the right to, or shall, accelerate such Senior Indebtedness pursuant to the terms thereof.

                (d) If, under any bankruptcy or insolvency law or other law for the reorganization, arrangement, composition or similar relief or aid of debtors or creditors:

                        (i) the Company is adjudicated a bankrupt, or takes or seeks to take or to have taken, or consents to the taking of, any such action with respect to it or a substantial part of its property or affairs; or

                        (ii) without the consent of the Company, a court or other governmental authority of competent jurisdiction;

                                (1)     approves a petition seeking any such
relief or aid with respect to the Company,

                                (2)     appoints a trustee, receiver, custodian
or liquidator of the Company or of a substantial part of its property or affairs, or

                                (3)     assumes custody or control of all or a
substantial part of the property or affairs of the Company for operation to the exclusion of the management,

                and the approval or appointment is not vacated, or the custody or control is not terminated, within sixty (60) days or stayed on appeal.

        2. If an Event of Default occurs, the unpaid balance of the principal amount of, and accrued interest to the date of declaration on, the Notes shall, upon written notice to the Company by the registered holders owning at least 40% of the principal amount of the then outstanding Notes, become immediately due and payable, subject to the provisions of paragraph 3 hereof.

        3.      (a)     The Company, the Holder and all subsequent holders of
this Note agree that this Note shall be subordinate and junior in right of payment, on the terms and to the extent herein provided, to all indebtedness of the Company for borrowed money or credit now or hereafter extended by Marine Midland Bank, N.A., Manufacturers Hanover Trust Company and The Philadelphia National Bank (individually, a "Bank" and collectively, the "Banks"), including without limitation, any indebtedness or obligation to the Banks secured by or made in connection with the Security and Intercreditor Agreement (the "Security Agreement"), dated as of March 15, 1985, among the Banks and the Company (the "Senior Indebtedness"). No waiver, consent, release or failure to act by the holders of the Senior Indebtedness shall affect the subordination herein provided for.

                (b) The subordination provisions of this Note are as follows: (i) If an Event of Default (as defined in the Security Agreement or any loan agreement, note or other document hereafter evidencing the Senior Indebtedness), or any default or breach or an event which, with the giving of notice of lapse of time or both would become an Event of Default or any event giving rise to a right of acceleration, shall occur and be continuing, then each bank shall be entitled to receive payment in full of all principal of and interest on the Senior Indebtedness before any holder of this Note is entitled to receive any payment on account of principal (or premium, if any) or interest on this Note, and to that end, each Bank shall be entitled to receive, for application in payment of the Senior Indebtedness, any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of this Note, other than securities which are subordinate and junior in right of payment to the payment of the Senior Indebtedness then outstanding on the same terms or substantially the same terms as set forth in this Note; (ii) none of the Banks shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Company or anyone in custody of its properties or assets; provided, however, that the foregoing provisions are solely for the purpose of defining the relative rights of the Banks, on the one hand, and the Holder on the other hand, and that nothing herein shall impair, as between the Company and the Holder, the obligation of the Company, which shall be unconditional and absolute, to pay to the Holder the principal hereof and interest hereon in accordance with the terms of this Note, nor shall anything herein prevent the Holder or any subsequent holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the Banks under clauses (i) and (ii) above to receive in respect of the Senior Indebtedness cash, securities or other property otherwise payable or deliverable to the Holder.

        4. All acknowledgements, notices, approvals, responses, waivers and demands of any kind, which either party hereto may be required, or desires, to serve upon the other party under the terms of, or in connection with, this Note shall be in writing, and shall be served on the other party by mailing a copy thereof, postage prepaid, by certified or registered mail, addressed as follows:

        TO HOLDER:              Josephine Chaus
                                        c/o Bernard Chaus, Inc.
                                        1410 Broadway
                                        New York, New York  10018

        TO COMPANY:             Bernard Chaus, Inc.
                                        800 Secaucus Road
                                        Secaucus, New Jersey  07094
                                        Attention:  Anthony M. Pisano
                                       Chief Financial Officer

Notice shall be deemed received on the third business day following the date of mailing. The above addresses or persons may be changed from time to time by notice served, as hereinabove provided, by the party desiring a change of address to the other party.

        5. The provisions and covenants contained herein shall inure to and be binding upon the legal representatives, successors and assigns of the parties hereto. The subordination provisions of this Note shall inure to the benefit of the Banks.

        6. The Company hereby waives diligence, presentment, protest, demand and notice of protest, default, demand, dishonor and non-payment of the Note.

        7. No delay or failure on the part of the Holder of any subsequent holder of this Note in exercising any right, remedy or option hereunder or otherwise shall operate as a waiver of such right, remedy or option; nor shall any single or partial exercise of any such right, remedy or option preclude any further exercise thereof; and no modification, alteration or change of any of the provisions hereof shall be effective unless in writing signed by the Company and the Holder of any subsequent holder of this Note and only to the extent herein set forth.

        8. The Company agrees to pay all costs of collection incurred by the older, including, without limitation, attorneys' fees and expenses and court costs.

        9. This Note and the legality, validity and performance of the terms hereof, shall be governed by and enforced, determined and construed in accordance with the laws of the State of New York applicable to contracts, transactions and obligations entered into, and to be performed in, New York.

        10. This Note is executed and delivered by the Company in partial substitution for and replacement of the Demand Note dated June 30, 1993, in the amount of $1,520,216.00 to the order of Josephine Chaus. The Demand Note is being cancelled simultaneously with the execution and delivery of this Note and other promissory notes of the Company relating to the balance of outstanding principal and accrued interest on the Demand Note.

                                BERNARD CHAUS, INC.

                                By:     _____________________________
                                        Anthony M. Pisano
                                        Executive Vice President
                                        Finance and Administration,
                                         Chief Financial Officer
                                         and Corporate Secretary